SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)

March 2, 2017 (February 24, 2017)

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                  Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:     (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Former Independent Registered Public Accounting Firm

On February 27, 2017, Twin Disc, Incorporated (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm effective upon the issuance by PwC of their reports on the consolidated financial statements as of and for the year ended June 30, 2017 and the effectiveness of internal control over financial reporting as of June 30, 2017, to be included in the filing of the related Form 10-K. The Company’s decision to change its independent registered public accounting firm was recommended by management and approved by the Audit Committee of the Company’s Board of Directors.

The audit reports of PwC on the Company’s consolidated financial statements for the fiscal years ended June 30, 2016 and June 30, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended June 30, 2016 and June 30, 2015, and for the subsequent interim period through February 27, 2017, (i) there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the consolidated financial statements for such years; and (ii) there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided PwC with a copy of this Current Report on Form 8-K and requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether it agrees with the statements made by the Company herein and if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of PwC’s letter dated March 2, 2017.

New Independent Registered Public Accounting Firm

On February 24, 2017, and with the approval of the Audit Committee of the Company’s Board of Directors, the Company approved the appointment of RSM US LLP (“RSM”) as its new independent registered public accounting firm, contingent upon completion of RSM's acceptance procedures. If RSM does not accept this appointment, the Company will amend the Report. RSM’s engagement will be for the Company’s fiscal year ending June 30, 2018, and related interim periods.

During the Company’s two most recent fiscal years ended June 30, 2016 and June 30, 2015, and for the subsequent interim period through February 24, 2017, neither the Company nor anyone on its behalf consulted RSM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits

(d)                 Exhibits

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter from PricewaterhouseCoopers LLP, dated March 2, 2017

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 2, 2017	Twin Disc, Incorporated

/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Vice President – Finance, Chief Financial Officer, Treasurer, and Secretary